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                    [LETTERHEAD OF ARTHUR ANDERSEN LLP]

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-4 of UST Corp. of our report dated January 28, 1998 included in UST Corp.'s Form 10-K for the year ended December 31, 1997, and to all references to our firm included in this Registration Statement.

                                             /s/ Arthur Andersen LLP
                                             ARTHUR ANDERSEN LLP

Boston, Massachusetts
April 20, 1998